EXHIBIT 99.1

CONTACT:

Teri Klein

Vice President, Investor Relations

408.617.8825

teri.klein@palm.com

Palm Reports Q1 FY09 Results

SUNNYVALE, Calif., Sept. 18, 2008 — Palm, Inc. (NASDAQ: PALM) today reported that total revenue in the first quarter of fiscal year 2009 was $366.9 million. Smartphone sell-through for the quarter was 1,029,000 units, up 49 percent year over year. Smartphone revenue was $333.8 million, up 10 percent from the year-ago period.

“I’m pleased with our momentum as we work to re-establish Palm as the leading innovator in the smartphone marketplace,” said Ed Colligan, Palm president and chief executive officer. “While we’re still in the midst of our transformation and have challenges ahead, we are bringing outstanding new products to market, hiring world-class talent and preparing to launch a new platform that will usher in a new era at Palm.”

Net loss applicable to common shareholders for the first quarter of fiscal year 2009 was $(41.9) million, or $(0.39) per diluted common share. Net loss applicable to common shareholders included stock-based compensation of $7.0 million, amortization of intangible assets of $0.9 million, patent acquisition cost (refund) of $(1.5) million, restructuring charges (adjustments) of $(0.5) million, impairment of non-current auction rate securities of $15.0 million and accretion of series B convertible preferred stock of $2.4 million. This compares to net loss for the first quarter of fiscal year 2008 of $(0.8) million, or $(0.01) per diluted common share, which included stock-based compensation of $5.1 million, amortization of intangible assets of $1.0 million, patent acquisition cost (refund) of $5.0 million, restructuring charges (adjustments) of $6.6 million and gain on sale of land of $(4.4) million.

Net loss for the first quarter of fiscal year 2009, measured on a non-GAAP(1) basis, totaled $(12.8) million, or $(0.12) per diluted share, excluding stock-based compensation, amortization of intangible assets, patent acquisition cost (refund), restructuring charges (adjustments), impairment of non-current auction rate securities and accretion of series B convertible preferred stock and adjusting the related income tax benefit to 40 percent. This compares to non-GAAP net income for the first quarter of fiscal year 2008 of $9.7 million, or $0.09 per diluted share, which excluded the effects of stock-based compensation, amortization of intangible assets, patent acquisition cost (refund), restructuring charges (adjustments), gain on sale of land and adjusting the related income tax provision to 40 percent.

Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of fiscal year 2009 totaled negative $27.8 million. EBITDA, adjusted to add back stock-based compensation, net other income (expense), patent acquisition cost (refund), restructuring charges (adjustments) and impairment of non-current auction rate securities, or Adjusted EBITDA, totaled negative $7.4 million.

INVESTOR’S NOTE: The company will hold a conference call today at 1:30 p.m. Pacific/4:30 p.m. Eastern to discuss matters covered in this news release. Investors and other interested parties are encouraged to listen to the call by logging on to the conference call webcast prior to the start of the conference call at Palm’s Investor Relations website http://investor.palm.com. Participants will be able to simultaneously view the presentation slides during the call. Investors wishing to listen to the conference call via telephone may dial 866.831.6272 (domestic) and 617.213.8859 (international). There is no passcode required for the call. A telephone replay of the conference call will be available through Sept. 28, 2008. The dial-in number for the replay will be 888.286.8010 (domestic) and 617.801.6888 (international), passcode 24546779. An archive of the audio and visual portion of the conference call will be posted on Palm’s Investor Relations website at http://investor.palm.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 5 p.m. Pacific.

About Palm, Inc.

Palm, Inc. is a leading mobile products company, creating instinctive yet powerful mobile products that enable people to better manage their lives on the go. The company’s products for consumers, mobile professionals and businesses include Palm® Treo™ and Centro™ smartphones and Palm handheld computers, as well as software, services and accessories.

Palm products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at Palm online stores (http://www.palm.com/store).

More information about Palm, Inc. is available at http://www.palm.com.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing the overall health of its business during the first quarters of fiscal years 2009 and 2008, Palm excluded items in the following general categories, each of which are described below:

Acquisition-related Expenses. Palm excluded amortization of intangible assets resulting from acquisitions to allow more transparent comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of the Palm brand and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results. Additionally, had Palm internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Palm believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations.

Stock-based Compensation. Palm believes that because of the variety of equity awards used by companies, varying methodologies for determining stock-based compensation and the assumptions and estimates involved in those determinations, the exclusion of non-cash stock-based compensation enhances the ability of management and investors to understand the impact of non-cash stock-based compensation on our operating results. Further, Palm believes that excluding stock-based compensation allows for a more transparent comparison of its financial results to previous periods. In addition, Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision (Benefit). Palm believes that assuming a 40 percent annual effective tax rate on the non-GAAP operations basis provides a more appropriate view of fiscal year 2009.

Other Expenses. Palm excludes certain other items that are the result of unplanned events to measure its operating performance. Included in these items are patent acquisition cost (refund), restructuring charges (adjustments), gain on sale of land, impairment of non-current auction rate securities and accretion of series B convertible preferred stock, as some of these amounts relate to items that are unplanned and are not expected to recur on a quarterly basis. Therefore, by providing this information Palm believes its management and the users of its financial statements are better able to understand the financial results of what Palm considers to be its current financial performance, ongoing operations and prospects for the future.

Earnings Before Interest, Taxes, Depreciation and Amortization. EBITDA is defined as earnings before net interest, taxes, depreciation and amortization. Palm considers this measure to be an important indicator of its operational strength to incur and repay indebtedness. Palm excludes net interest and taxes to allow a creditor to assess the ability to repay different debt instruments. Palm excludes depreciation and amortization because while tangible and intangible assets support Palm’s business, Palm does not believe the related depreciation and amortization costs are directly attributable to Palm’s ability to repay debt. This measure is used by some investors when assessing the performance of the company. In addition, Palm further excludes the other non-GAAP items, such as stock-based compensation, patent acquisition cost (refund), restructuring charges (adjustments), gain on sale of land and impairment of non-current auction rate securities listed above, to determine Adjusted EBITDA. Palm believes the assessment of its operations further excluding stock-based compensation, net other income (expense), patent acquisition cost (refund), restructuring charges (adjustments), gain on sale of land and impairment of non-current auction rate securities is relevant to the assessment of internal operations and comparisons to industry performance.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding Palm’s ability to launch new products and a new platform. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for Palm’s existing and future products and services and growth in Palm’s industries and markets; Palm’s ability to forecast demand for its products; possible defects in products and technologies developed; Palm’s ability to introduce new products and services successfully and in a cost-effective and timely manner; Palm’s ability to develop its new operating system; Palm’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; Palm’s ability to obtain other key technology from third parties free from errors and defects, integrate it with Palm’s products and meet certification requirements, all on a timely basis; Palm’s ability to compete with existing and new competitors; and Palm’s dependence on wireless carriers and ability to meet wireless-carrier certification requirements. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Palm’s most recent filings with the Securities and Exchange Commission, under the caption Risk Factors and elsewhere, including Palm’s annual report on Form 10-K for the year ended May 30, 2008. Palm undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

(1)	GAAP stands for Generally Accepted Accounting Principles.

Palm, Treo and Centro are among the trademarks or registered trademarks owned by or licensed to Palm, Inc. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

Palm, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	August 31, 2008	August 31, 2007
Revenues	$366,857	$360,759
Cost of revenues (a)	269,516	230,335

Gross profit	97,341	130,424
Operating expenses:
Sales and marketing (a)	57,407	60,195
Research and development (a)	48,809	52,616
General and administrative (a)	14,065	13,996
Amortization of intangible assets	883	961
Patent acquisition cost (refund)	(1,537)	5,000
Restructuring charges (adjustments)	(473)	6,604
Gain on sale of land	—	(4,446)

Total operating expenses	119,154	134,926

Operating loss	(21,813)	(4,502)
Impairment of non-current auction rate securities	(14,965)	—
Interest (expense)	(6,894)	(153)
Interest income	2,016	7,918
Other income (expense), net	(455)	(301)

Income (loss) before income taxes	(42,111)	2,962
Income tax provision (benefit)	(2,634)	3,803

Net loss	(39,477)	(841)
Accretion of series B redeemable convertible preferred stock	2,401	—

Net loss applicable to common shareholders	$(41,878)	$(841)

Net loss per common share:
Basic and diluted	$(0.39)	$(0.01)

Shares used to compute net loss per common share:
Basic and diluted	108,291	103,998

(a) Costs and expenses include stock-based compensation as follows:
Cost of revenues	$364	$411
Sales and marketing	1,417	1,307
Research and development	3,248	1,822
General and administrative	1,971	1,588

	$7,000	$5,128

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on August 31.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	August 31, 2008	August 31, 2007
Net loss applicable to common shareholders, as reported	$(41,878)	$(841)
Adjustments:
Stock-based compensation	7,000	5,128
Amortization of intangible assets	883	961
Patent acquisition cost (refund)	(1,537)	5,000
Restructuring charges (adjustments)	(473)	6,604
Gain on sale of land	—	(4,446)
Impairment of non-current auction rate securities	14,965	—
Accretion of series B redeemable convertible preferred stock	2,401	—
Income tax provision (benefit)	5,875	(2,681)

Net income (loss), non-GAAP	$(12,764)	$9,725

	Three Months Ended
	August 31, 2008	August 31, 2007
Net loss per common share:
Basic, as reported	$(0.39)	$(0.01)
Adjustments	0.27	0.10

Basic, non-GAAP	$(0.12)	$0.09

Diluted, as reported	$(0.39)	$(0.01)
Adjustments	0.27	0.10

Diluted, non-GAAP	$(0.12)	$0.09

Shares used to compute net income (loss) per common share:
Basic, as reported	108,291	103,998

Diluted, as reported	108,291	103,998
Adjustments	—	1,468

Diluted, non-GAAP	108,291	105,466

The above non-GAAP amounts have been adjusted to eliminate stock-based compensation, amortization of intangible assets, patent acquisition cost (refund), restructuring charges (adjustments), gain on sale of land, impairment of non-current auction rate securities and accretion of series B redeemable convertible preferred stock and adjusting the related income tax provision (benefit) on a non-GAAP basis to 40% during the three months ended August 31, 2008 and 2007.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on August 31.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items (continued)

(In thousands)

(Unaudited)

	Three Months Ended
	August 31, 2008	August 31, 2007
Net loss, as reported	$(39,477)	$(841)
Interest (income) expense, net	4,878	(7,765)
Taxes	(2,634)	3,803
Depreciation/amortization	9,464	8,890

EBITDA	(27,769)	4,087
Adjustments:
Stock-based compensation	7,000	5,128
Other (income) expense, net	455	301
Patent acquisition cost (refund)	(1,537)	5,000
Restructuring charges (adjustments)	(473)	6,604
Gain on sale of land	—	(4,446)
Impairment of non-current auction rate securities	14,965	—

Adjusted EBITDA	$(7,359)	$16,674

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on August 31.

Palm, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	August 31, 2008	May 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$167,329	$176,918
Short-term investments	80,982	81,830
Accounts receivable, net of allowance for doubtful accounts of $777 and $1,169, respectively	141,620	116,430
Inventories	35,182	67,461
Deferred income taxes	81,525	82,011
Prepaids and other	14,274	15,436

Total current assets	520,912	540,086
Restricted investments	8,170	8,620
Non-current auction rate securities	22,468	29,944
Property and equipment, net	36,871	39,636
Goodwill	166,332	166,332
Intangible assets, net	56,731	61,048
Deferred income taxes	326,589	318,850
Other assets	14,560	15,746

Total assets	$1,152,633	$1,180,262

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$153,229	$161,642
Income taxes payable	2,183	1,088
Accrued restructuring	4,816	8,058
Current portion of long-term debt	4,000	4,000
Other accrued liabilities	242,820	236,558

Total current liabilities	407,048	411,346
Non-current liabilities:
Long-term debt	393,000	394,000
Non-current tax liabilities	6,199	6,127
Other non-current liabilities	1,952	2,098

Series B redeemable convertible preferred stock, $0.001 par value, 325 shares authorized; outstanding: 325 shares; aggregate liquidation value: $325,000	258,072	255,671

Stockholders’ equity:
Series A preferred stock, $0.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $0.001 par value, 2,000,000 shares authorized; outstanding: 108,910 shares and 108,369 shares, respectively	109	108
Additional paid-in capital	667,413	659,141
Accumulated deficit	(576,961)	(537,484)
Accumulated other comprehensive loss	(4,199)	(10,745)

Total stockholders’ equity	86,362	111,020

Total liabilities and stockholders’ equity	$1,152,633	$1,180,262

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on August 31 and May 31.

Palm, Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	August 31, 2008	August 31, 2007
Cash flows from operating activities
Net loss	$(39,477)	$(841)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation	5,147	4,595
Stock-based compensation	7,000	5,128
Amortization of intangible assets	4,317	4,295
Amortization of debt issuance costs	785	—
Deferred income taxes	(4,250)	4,545
Realized (gain) loss on sale of equity investments	—	(113)
Excess tax benefit related to stock-based compensation	—	(1,375)
Realized gain on sale of land	—	(4,446)
Impairment of non-current auction rate securities	14,965	—
Changes in assets and liabilities:
Accounts receivable	(25,033)	25,337
Inventories	32,289	4,995
Prepaids and other	1,502	1,256
Accounts payable	(8,280)	(28,193)
Income taxes payable	167	(1,499)
Accrued restructuring	(3,213)	1,378
Other accrued liabilities	10,444	2,981

Net cash provided by (used in) operating activities	$(3,637)	$18,043

Cash flows from investing activities:
Purchase of property and equipment	(2,410)	(6,565)
Proceeds from sale of land	—	64,446
Purchase of short-term investments	(15)	(181,934)
Sale of short-term investments	313	342,673
Sale of restricted investments	450	—

Net cash provided by (used in) investing activities	$(1,662)	$218,620

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	1,518	5,545
Excess tax benefit related to stock-based compensation	—	1,375
Repayment of debt	(5,022)	(272)
Debt issuance costs	—	(2,619)
Cash distribution to stockholders	(90)	—

Net cash provided by (used in) financing activities	$(3,594)	$4,029

Effects of exchange rate changes on cash and cash equivalents	(696)	—
Change in cash and cash equivalents	(9,589)	240,692
Cash and cash equivalents, beginning of period	176,918	128,130

Cash and cash equivalents, end of period	$167,329	$368,822

Other cash flow information:
Cash paid for taxes	$1,050	$926

Cash paid for interest	$5,975	$1

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on August 31.